UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	001-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Canal View Boulevard Suite 104 Rochester, NY	14623
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.02 par value per share	DSS	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 21, 2020, Document Security Systems, Inc. (the “Company”), completed its acquisition of Impact BioMedical, Inc. (“Impact BioMedical”), pursuant to a Share Exchange Agreement by and among the Company, DSS BioHealth Security, Inc. (“DSS BioHealth”), Singapore eDevelopment Ltd., and Global Biomedical Pte Ltd. (“GBM”), which was previously approved by the Company’s shareholders (the “Share Exchange”). Under the terms of the Share Exchange, the Company issued 483,334 shares of the Company’s common stock, par value $0.02 per share, nominally valued at $6.48 per share, and 46,868 newly issued shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”), with a stated value of $46,868,000, or $1,000 per share, for a total consideration valued at $50 million. As a result of the Share Exchange, Impact BioMedical is now a wholly-owned subsidiary of DSS BioHealth, the Company’s wholly-owned subsidiary.

As previously disclosed, Heng Fai Ambrose Chan is the Chief Executive Officer and largest shareholder of Singapore eDevelopment, as well as the Chairman of the Board and largest shareholder of the Company.

Prior to the execution of the Share Exchange Agreement, Impact BioMedical’s ownership of a suite of antiviral and medical technologies was valued at $382 million through a required independent valuation that was completed by Destum Partners. Because the valuation was higher than the previously agreed value, the purchase price was capped at a value of $50 million as previously disclosed by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act since, among other things, the transactions did not involve a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Share Exchange described in Item 3.02 above, on August 18, 2020, the Company filed a Certificate of Amendment of its Certificate of Incorporation (the “Certificate of Amendment”) to increase the authorized the number of authorized shares of the Company, including 200,000,000 shares of Preferred Stock, with a par value of $0.02, of which 46,868 shares were designated Series A Preferred Stock. The Certificate of Amendment, the form of which was previously disclosed in a Schedule 14A Definitive Proxy Statement filed with the Securities and Exchange Commission on July 14, 2020, is attached hereto as Exhibit 3.1 and is incorporated by reference.

Item 8.01 Other Information.

On August 21, 2020, the Company issued a press release announcing the closing of its acquisition of Impact BioMedical, Inc. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Impact BioMedical, which include the consolidated balance sheets as of December 31, 2019 and December 31, 2018, the consolidated statement of operations for the years ended December 31, 2019 and December 31, 2018, the consolidated statements of stockholders’ equity for the years ended December 31, 2019 and December 31, 2018, the consolidated statements of cash flows for the years ended December 31, 2019 and December 31, 2018 and the notes related thereto (collectively, the “Audited Consolidated Financial Statements”); and unaudited condensed interim consolidated financial statements of Impact BioMedical, which include the consolidated balance sheets as of March 31, 2020 and December 31, 2019, the consolidated statement of operations for the three months ended March 31, 2020 and December 31, 2019, the consolidated statements of stockholders’ equity for the period ended March 31, 2020 and March 31, 2019, the consolidated statements of cash flows for the three months ended March 31, 2020 and March 31 ,2019, and the notes related thereto (collectively, the “Interim Unaudited Consolidated Financial Statements”) are included as Exhibit 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements for the interim period ending June 30, 2020 required by Item 9.01(a) of Form 8-K,  will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The Company and Impact BioMedical’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of March 31, 2020 and December 31, 2019, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020 and for the year ended December 31, 2019, and the notes related thereto, are included as Exhibit 99.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information for the interim period ending June 30, 2020 required by Item 9.01(b) of Form 8-K will be filed by the Company by an amendment to this Current Report on Form 8-K not later than 71 days after the date upon which this Current Report on Form 8-K must be filed.

(d)	Exhibits

Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation of Document Security Systems, Inc.
99.1	Press Release issued August 21, 2020.
99.2	Impact BioMedical’s Audited Consolidated Financial Statements and the notes related thereto (incorporated by reference to exhibit 99.1 to Form 8-K/A dated June 8, 2020).
99.3	Impact BioMedical’s Interim Unaudited Consolidated Financial Statement and the notes related thereto (incorporated by reference to exhibit 99.2 to Form 8-K/A dated June 8, 2020).
99.4	Unaudited Pro Forma Condensed Combined Financial Statements of DSS and Impact BioMedical and the notes related thereto (incorporated by reference to exhibit 99.3 to Form 8-K/A dated June 8, 2020).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: August 27, 2020	By:	/s/ Frank D. Heuszel
	Name:	Frank D. Heuszel
	Title:	Chief Executive Officer and Interim Chief Financial Officer